UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

DREW INDUSTRIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-13646	13-3250533

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East, Elkhart, Indiana		46514

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(574) 535-1125

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 21, 2015, Registrant entered into Indemnification Agreements with each of Frank J. Crespo and Kieran M. O'Sullivan upon their election to the Board of Directors. By so doing, Registrant incorporated into contract its existing obligations for indemnification and advancement of indemnifiable expenses which currently are included in Registrant’s Restated Certificate of Incorporation and Amended By-laws, and as provided by Section 145 of the Delaware General Corporation Law (“DGCL”).

Currently, Registrant’s Restated Certificate of Incorporation provides indemnification of directors and officers to the fullest extent permitted by Section 145 of the DGCL. Accordingly, no director or officer of Registrant has any personal liability to Registrant or its stockholders for monetary damages for breach of fiduciary duty, except for liability for breach of the director’s or officer’s duty of loyalty, for acts or omissions not in good faith or involving intentional misconduct or violation of the law, and for any transaction giving the director or officer an improper personal benefit; and except for liability under Section 174 of the DGCL, which governs liability for unlawful dividends, stock purchases and redemptions, Registrant’s Amended By-laws currently provide that Registrant will advance expenses to any permitted indemnitees, so long as the recipient undertakes to repay any amount ultimately determined not to have been indemnifiable.

Management believes that it is in the best interests of Registrant to make service on the Board of Directors more attractive by virtue of the security afforded by contract to existing and prospective independent directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Drew Industries Incorporated was held on May 21, 2015. The total shares outstanding on the record date, March 27, 2015, were 24,132,820. The total shares represented at the meeting in person or by proxy were 23,128,232. The following matters were voted upon:

(1)	To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 30,000,000 to 75,000,000 shares:

For	Against	Abstain	Broker Non-Votes
14,683,813	8,372,285	72,134	—

(2)	To approve an amendment to the Company’s Restated Certificate of Incorporation to change the restrictions on the size of the Board contained in the Restated Certificate of Incorporation:

For	Against	Abstain	Broker Non-Votes
22,204,975	137,037	5,729	780,491

(3)    To elect a Board of nine Directors:

	For	Withheld	Broker Non-Votes
James F. Gero	22,027,924	319,817	780,491
Leigh J. Abrams	14,969,697	7,378,044	780,491
Frederick B. Hegi, Jr.	22,027,656	320,085	780,491
David A. Reed	22,027,924	319,817	780,491
John B. Lowe, Jr.	22,044,743	302,998	780,491
Jason D. Lippert	22,049,786	297,955	780,491
Brendan J. Deely	19,553,775	2,793,966	780,491
Frank J. Crespo	22,095,384	252,357	780,491
Kieran O' Sullivan	22,095,363	252,378	780,491

(4)	To approve, in advisory and non-binding vote, the compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
18,113,675	4,073,103	160,963	780,491

(5)	To ratify the selection of KPMG LLP as independent auditors for the year ending December 31, 2015:

For	Against	Abstain	Broker Non-Votes
22,826,692	191,407	110,133	—

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1     Form of Indemnification Agreement between Registrant and its independent directors.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED
(Registrant)

By: /s/ Joseph S. Giordano III Joseph S. Giordano III Chief Financial Officer and Treasurer

Dated: May 26, 2015

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